Dreyfus Disciplined Stock Fund
Summary Prospectus March 1, 2011
Ticker DDSTX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.90
Distribution and/or Service (Rule 12b-1) fees	.10
Other expenses	.01
Total annual fund operating expenses	1.01
Fee waiver and/or expense reimbursement*	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.00

*The Dreyfus Corporation has agreed to pay all of the fund expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members and their counsel (in the amount of .01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 78.04% of the average value of its portfolio.

0728SP0311

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund focuses on stocks of large-cap companies with market capitalizations of $5 billion or more at the time of purchase.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500).

In selecting securities, the fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristic, including:

• Value, or how a stock is priced relative to its perceived intrinsic worth

• Growth, in this case the sustainability or growth or earnings

• Financial profile, which measures the financial health of the company

The model screens each stock for relative attractiveness within its economic sector and industry and, based on fundamental analysis, the fund's portfolio managers generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Stock selection risk. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile generally similar to the S&P 500, the fund is expected to hold fewer securities than the index. Owning fewer securities and having the ability to purchase companies not listed in the index can cause the fund to underperform the index.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Dreyfus Disciplined Stock Fund Summary	2

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2009: 18.22% Worst Quarter Q4, 2008: -22.00%

After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10)
	1 Year	5 Years	10 Years
Fund returns before taxes	17.06%	2.99%	0.89%
Fund returns after taxes on distributions	16.94%	2.18%	0.42%
Fund returns after taxes on distributions and sale of fund shares	11.22%	2.49%	0.69%
S&P 500 Index reflects no deduction for fees, expenses or taxes	15.08%	2.29%	1.42%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Sean P. Fitzgibbon and Jeffrey D. McGrew are the fund's co-primary portfolio managers, positions they have held since October 2004 and January 2010, respectively. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. McGrew is a managing director, portfolio manager, research analyst and member of the global core equity team at TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-645-6561 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55299, Boston, MA 02205-5299.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Disciplined Stock Fund Summary	3

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Dreyfus Disciplined Stock Fund Summary	4